Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of H&E Equipment Services, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley W. Barber, Chief Executive Officer and Director of the Company, and Leslie S. Magee, Chief Financial Officer and Secretary of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2025	By:	/s/ Bradley W. Barber
Bradley W. Barber
Chief Executive Officer and Director
(Principal Executive Officer)

Dated: February 21, 2025	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer and Secretary
(Principal Financial Officer)